SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  January 27, 2004

PHARSIGHT CORPORATION

(Exact name of registrant as specified in charter)

Delaware	000-31253	77-0401273
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. El Camino Real, Suite 200
Mountain View, CA  94040

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (650) 314-3800

Item 12.  Results of Operations and Financial Condition.

On January 27, 2004, Pharsight Corporation issued a press release announcing results for the quarter ended December 31, 2003.  A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Pharsight Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 27, 2004	PHARSIGHT CORPORATION

	By:	/s/ Shawn M. O’Connor
	Name:	Shawn M. O’Connor
	Title:	President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press release of Pharsight Corporation issued January 27, 2004, announcing results for the quarter ended December 31, 2003.